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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 June 19, 2003

CUBIST PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21379 (Commission File Number)	22-3192085 (IRS Employer Identification No.)
65 Hayden Avenue, Lexington, Massachusetts 02421 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (781) 860-8660

Item 5.    Other Events.

        On June 19, 2003, the Registrant issued a press release that it received notification from the U.S. Food & Drug Administration that the agency anticipates completing its priority review of the Cidecin (daptomycin for injection) New Drug Application on or before September 20, 2003, a three-month extension of the original action date. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits.

  99.1
  Press Release dated June 19, 2003

  99.2
  Transcript of June 19, 2003 conference call

Item 9.    Regulation FD Disclosure.

        On June 19, 2003, the Registrant conducted a telephone conference. The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.2.

        The attached transcript shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.
By:	/s/ DAVID W.J. MCGIRR David W.J. McGirr Senior Vice President and Chief Financial Officer

Dated: June 20, 2003

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES